EX-35.4
(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380


Morgan Stanley Capital I Inc.
1585 Broadway
New York, NY 10036


RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, N.A. ("Wells Fargo"), hereby certifies as follows for the calendar year 2012:

(a) a review of Wells Fargo's activities as Certificate Administrator and of its performance under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the reporting period.


March 01, 2013
/s/ Julie Eichler
Julie Eichler
Vice President


Wells Fargo Bank, N.A.

(logo) Together we'll go far


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380


To: Morgan Stanley Capital I Inc.

Schedule A

List of Servicing Agreement(s) and Series

Pooling and Servicing Agreement for Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6,Commercial Mortgage Pass-Through Certificates, Series 2012-C6, Wells Fargo Bank, N.A. as Certificate Administrator, as applicable.


Wells Fargo Bank, N.A.


(page)


(logo) WELLS FARGO

CorporateTrust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380


To: Morgan Stanley Capital I Inc.

Schedule A

List of Servicing Agreement(s) and Series

1 Pooling and Servicing Agreement for Morgan Stanley Capital I Inc. Commercial Mortgage Pass-through Certificates Series 2011-C3, Wells Fargo Bank, N.A as Certificate Administrator.


Wells Fargo Bank, N.A.

(logo) Together we'll go far


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380


To: Morgan Stanley Capital I Inc.

Schedule A

List of Servicing Agreement(s) and Series

Pooling and Servicing Agreement for Morgan Stanley Capital I Inc. Commercial Mortgage Pass-through Certificates Series 2012-C4, Wells Fargo Bank, N.A. as Certificate Administrator, Custodian, and Trustee, as applicable.


Wells Fargo Bank, N.A.